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                                                                    Exhibit 99.4

                [LETTERHEAD OF WYRICK ROBBINS YATES & PONTON LLP]

                                  May 26, 2006

Amkor Technology, Inc.
1900 South Price Road
Chandler, Arizona 85248

     Re: AMKOR TECHNOLOGY, INC. - ISSUANCE OF $400,000,000 OF REGISTERED 9.25%
         SENIOR NOTES DUE 2016

Ladies and Gentlemen:

     We have acted as special counsel to Unitive Electronics, Inc., a North Carolina corporation ("UEI"), in connection with the filing of a registration statement on Form S-3ASR (the "Registration Statement") with the Securities and Exchange Commission (the "Commission") on May 10, 2006, pursuant to which Amkor Technology, Inc., a Delaware corporation (the "Company"), is offering $400,000,000 aggregate principal amount of its 9.25% Senior Notes due 2016 (the "Notes"). The Registration Statement also covers the guarantee of the Notes (the "Notes Guarantee"), by UEI and certain other subsidiaries of the Company set forth on Schedule I hereto (collectively with UEI, the "Subsidiary Guarantors"). The Notes and the Note Guarantee are collectively referred to as the "Securities."

     The Securities are being issued pursuant to an indenture, dated as of May 26, 2006 (the "Indenture"), by and among the Company, the Subsidiary Guarantors and U.S. Bank National Association, as trustee, as contemplated by the Underwriting Agreement, dated as of May 11, 2006, by and among the Company and Citigroup Global Markets Inc., as underwriter. All capitalized terms used but not defined herein shall have the respective meanings assigned to such terms in the Indenture.

     In rendering the opinions expressed below, we have examined and relied upon executed originals or copies of the following documents:

          (a)  the Indenture;

          (b) the Notes executed by the Company and the Subsidiary Guarantors, dated as of May 26, 2006;
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Amkor Technology, Inc.
May 26, 2006
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          (c)  the Notes Guarantee executed by the Subsidiary Guarantors, dated as of May 26, 2006;

          (d) the Articles of Incorporation of UEI with amendments thereto, as certified by the Secretary of State of the State of North Carolina on May 19, 2006, and as certified by the Secretary of UEI on the date hereof as being complete, accurate and in effect (the "Articles of Incorporation");

          (e) the Bylaws of UEI, as certified by the Secretary of UEI on the date hereof as being complete, accurate and in effect (the "Bylaws");

          (f) certain resolutions of the Board of Directors of UEI adopted effective as of May 9, 2006, as certified by the Secretary of UEI on the date hereof as being complete, accurate and in effect, relating to, among other things, authorization of the Indenture, the Notes, the Notes Guarantee and arrangements in connection therewith;

          (g) a certificate of the Secretary of UEI, dated as of the date hereof, as to, among other things, the incumbency and signatures of certain officers of UEI; and

          (h) a Certificate of Existence of UEI issued by the Secretary of State of the State of North Carolina, dated as of May 19, 2006 (the "Certificate of Existence").

     The Indenture, the Notes and the Notes Guarantee are sometimes hereinafter referred to collectively as the "Transaction Documents."

     In our examination of the Transaction Documents and the other documents referenced in the list above (collectively, the "Documents"), we have further relied on the following assumptions, the accuracy of which we have not independently verified.

     (i) All natural persons executing the Transaction Documents have legal capacity to do so, each signature is genuine, each document submitted to us as an original is authentic, and each document submitted to us as a copy conforms to the original which is itself authentic.

     (ii) UEI has delivered each of the Transaction Documents to which it is a party.

     (iii) Each of the Transaction Documents constitutes a legal, valid and binding obligation of each party thereto, enforceable against such party in accordance with its terms.

     (iv) The representations and warranties made by the parties to the Transaction Documents and pursuant thereto are true and correct.
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Amkor Technology, Inc.
May 26, 2006
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     (v) Each relevant statute, rule, regulation and agency action covered by this opinion letter is valid and constitutional.

     We have considered such matters of law and fact as we, in our professional judgment, have deemed appropriate to render the opinions contained herein. As to matters of fact relevant to the opinions expressed herein, we have relied on the representations and statements of fact made in the Documents, we have not independently established the facts so relied on, and we have not made any investigation or inquiry other than our examination of the Documents. This opinion letter is given, and all statements herein are made, in the context of the foregoing. As used in this opinion letter, the phrase "to our knowledge" means our actual knowledge (that is, the conscious awareness of facts or other information) of lawyers currently in the firm who have given substantive attention to representation of UEI in connection with the Transaction Documents.

     Members of our firm are admitted to the bar in the State of North Carolina, hence the opinions expressed herein are based as to matters of law solely on applicable provisions of internal North Carolina law, except that we render no opinion as to any matters pertaining to the rules and regulations of regulatory agencies or any statutes, ordinances, administrative decisions, rules or regulations of any political subdivision of the State of North Carolina. We express no opinion as to any other laws, statutes, ordinances, rules or regulations.

     On the basis of the foregoing and in reliance thereon, and subject to the assumptions, exceptions, qualifications, and limitations set forth herein, we are of the following opinions.

     1. Based solely on our review of the Articles of Incorporation and the Certificate of Existence, UEI is a corporation duly incorporated and in existence under the laws of the State of North Carolina.

     2. The Indenture has been duly authorized by all necessary corporate action and executed by UEI.

     3. The Notes Guarantee has been duly authorized by all necessary corporate action and executed by UEI.

     4. UEI has the requisite corporate power to execute, deliver, and perform its obligations under the Indenture and the Notes Guarantee.

     Our opinion is further subject to the following qualifications and exceptions.

     (A) No opinion is given, either express or implied, as to any document, agreement, instrument or certificate delivered or to be delivered by UEI other than the Transaction Documents and, with respect to the Transaction Documents, only as expressly set forth and qualified and limited herein.
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Amkor Technology, Inc.
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     (B) We express no opinion as to the enforceability of any provisions of any of the Transaction Documents.

     (C) We express no opinion regarding the compliance of UEI with any financial covenants in any of the Transaction Documents.

     This letter is rendered as of the date hereof, and we assume no obligation and disclaim all responsibility to update the opinions contained herein to amend or supplement such opinions if facts come to our attention or changes in the current law of the jurisdictions mentioned herein occur which could affect such opinions subsequent to the delivery of this letter. This letter has been prepared solely for your use in connection with the closing under the Indenture on the date hereof, and should not be quoted in whole or in part or otherwise be referred to, nor be filed with or furnished to any governmental agency or other person or entity, without our prior written consent. However, we hereby consent to the filing of this opinion as an exhibit to the Registration Statement and to the reference to our firm under the caption "Legal Matters" in the prospectus forming part of the Registration Statement and any amendments thereto, if required. Further, we consent to the reliance by Wilson Sonsini Goodrich & Rosati, Professional Corporation, on this letter in connection with their opinions regarding the enforceability of the Notes Guarantee against UEI. This letter represents a statement of professional judgment and is not the guaranty of a result.

                                        Very truly yours,


                                        /s/ Wyrick Robbins Yates & Ponton LLP
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                                   SCHEDULE I

                              SUBSIDIARY GUARANTORS

Unitive, Inc.

Amkor International Holdings, LLC

P-Four, LLC

Amkor Technology Limited

Amkor Technology Philippines, Inc.